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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 18, 2006

                          E*TRADE Financial Corporation

             (Exact name of Registrant as Specified in its Charter)


            Delaware                  1-11921              94-2844166
  (State or other jurisdiction      (Commission         (I.R.S. Employer
of incorporation or organization)   File Number)     Identification Number)


                 135 East 57th Street, New York, New York 10022
              (Address of Principal Executive Offices and Zip Code)

                                 (646) 521-4300
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition".

On October 18, 2006, the Company announced its third quarter earnings for fiscal year 2006. A copy of the Company's press release is attached hereto as Exhibit
99.1 and incorporated by reference herein.

The information furnished shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

           99.1  Earnings Press Release, dated October 18, 2006


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 18, 2006


                                      E*TRADE FINANCIAL CORPORATION




                                      By:        /s/ Russell S. Elmer
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                                                     Russell S. Elmer
                                         General Counsel and Corporate Secretary